SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                   --------

         Cash Account Trust - Government & Agency Securities Portfolio




Effective immediately, the following disclosure is added to the "Principal Investment Strategy" sections of the fund's summary prospectuses:


The fund operates as a "government money market fund," as such term is defined under federal regulations. The fund invests 99.5% or more of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.



               Please Retain This Supplement for Future Reference


July 17, 2015
PROSTKR-492
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]